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                                 EXHIBIT 10(c)

               First Amendment to Amended and Restated Employment
                    Agreement dated March 21, 1996, between
                   Metatec Corporation and Jeffrey M. Wilkins



                           FIRST AMENDMENT TO AMENDED
                       AND RESTATED EMPLOYMENT AGREEMENT
                       ---------------------------------

         This is an amendment made effective March 21, 1996, to the Amended and Restated Employment Agreement dated March 23, 1993 (the "Agreement"), between Metatec Corporation, a Florida corporation (the "Company"), and Jeffrey M. Wilkins ("Mr. Wilkins"), who hereby agree as follows:

         Section 1. INCENTIVE BONUS PAYMENTS. The annual bonuses payable to Mr. Wilkins under Section 6 of the Agreement hereafter shall be payable in quarterly installments, under the same general policies and procedures applicable to the payment of incentive bonuses to the Company's other executive personnel; provided that in the event Mr. Wilkins receives payments for any or all of the first three fiscal quarters in any fiscal year in an aggregate amount which exceeds the annual bonus payable for that fiscal year, the Company shall have the right to offset such excess against the amounts next payable by the Company under the Agreement until such excess is fully recovered by the Company or, if such offsets are insufficient to permit the recovery of such excess, require Mr. Wilkins to repay the unrecovered portion of such excess.

         Section 2. CONSTRUCTION. In the event of any inconsistency between the provisions of this amendment and the Agreement, the provisions of this amendment shall control. Except as modified by this amendment, the Agreement shall continue in full force and effect without change.


                             METATEC CORPORATION


                             By /s/ William H. Largent
                               ----------------------------------
                                    William H. Largent, Executive
                                    Vice President


                                /s/ Jeffrey M. Wilkins
                               ----------------------------------
                                    JEFFREY M. WILKINS